          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12



                           OPTIMUMCARE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           OPTIMUMCARE CORPORAITON
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                            OPTIMUMCARE CORPORATION
                             30011 IVY GLENN DRIVE
                        LAGUNA NIGUEL, CALIFORNIA 92677
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 5, 1995
--------------------------------------------------------------------------------


TO THE STOCKHOLDERS OF OPTIMUMCARE CORPORATION:

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of OptimumCare Corporation (the "Company") will be held at the offices of Bruck & Perry, 1301 Dove Street, Tenth Floor, Newport Beach, California 92660 on December 5, 1995, at 10:00 a.m. local time, for the following purposes:

1. To elect four directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;

2.  To approve the Company's 1994 Stock Option Plan; and

3.  To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on October 9, 1995 will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE INDICATE ON THE ENCLOSED PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IN ANY EVENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. STOCKHOLDERS MAY VOTE IN PERSON IF THEY ATTEND THE MEETING EVEN THOUGH THEY HAVE EXECUTED AND RETURNED A PROXY.

                                           By Order of the Board of Directors


                                           [sig]

                                           Edward A. Johnson, President

Laguna Niguel, California
October 10, 1995

                            OPTIMUMCARE CORPORATION
                             30011 IVY GLENN DRIVE
                        LAGUNA NIGUEL, CALIFORNIA  92677
--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION



The Proxy enclosed with this Proxy Statement is furnished in connection with the solicitation by the Board of Directors of OptimumCare Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on December 5, 1995, at the offices of Bruck & Perry, 1301 Dove Street, Tenth Floor, Newport Beach, California 92660 ("Annual Meeting"). The purpose of the Annual Meeting will be (1) to elect four members of the Board of Directors of the Company to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified (2) to approve the Company's 1994 Stock Option Plan and (3) to transact such other business as may properly come before the meeting.

PERSONS MAKING THE SOLICITATION

The Proxy is solicited on behalf of the Board of Directors of the Company. The original solicitation will be by mail, the approximate date on which the Proxy Statement and form of Proxy are first being sent to security holders is October 10, 1995. Following the original solicitation, the Board of Directors expects that certain individual stockholders will be further solicited through telephonic or other oral communications made on behalf of the Board of Directors. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors intend to solicit Proxies for shares which are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

TERMS OF THE PROXY

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matter. By appropriately marking the box, a stockholder may specify, with respect to the matter, whether the Proxy holders shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

If the Proxy is executed properly and is received by the Proxy holders prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors (see "Matters to be Acted Upon - Election of Directors") shall be deemed to confer such authority.

A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Edward A. Johnson, President, OptimumCare Corporation, 30011 Ivy Glenn Drive, Laguna Niguel, California 92677, by attending the Annual Meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

VOTING SECURITIES

The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company's $.001 par value common stock. The close of business on October 9, 1995 has been fixed by the Board of Directors of the Company as the record date. Only stockholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 4,923,509 issued and 4,922,009 outstanding shares of the Company's common stock entitled to vote at the Annual Meeting and approximately 300 holders of record of the Company's common stock.

                        VOTING RIGHTS AND REQUIREMENTS

Each stockholder of record as of the record date will be entitled to one vote for each share of the Company's common stock held as of the record date. Cumulative voting is permitted in the election of directors. Every stockholder complying with certain conditions set forth below may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected
(four) multiplied by the number of votes to which the stockholder's shares are normally entitled, or distribute the stockholder's votes on the same principle for one candidate or among the candidates as the stockholder thinks fit. A stockholder can cumulate votes only if the candidates' names have been placed in nomination prior to vote and the stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate the stockholder's votes.

If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination.

Discretionary authority by the Board of Directors to cumulate votes represented by Proxies is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed Proxy to cumulate votes represented by Proxies for and to allocate such votes among the individual nominees in order to assure the election of as many of the nominees of the Board of Directors as possible.

The presence at the Annual Meeting of the holders of an amount of shares of the Company's common stock and Proxies representing the right to vote shares of the Company's common stock in excess of one-half of the number of shares of the Company's common stock outstanding as of the record date will constitute a
quorum for transacting business.   The vote of a majority of the shares
represented at the Annual Meeting, assuming a quorum is present, will be required to approve all of the matters expected to come before the Annual Meeting.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's common stock as of September 6, 1995, (i) by each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock; (ii) by each of the Company's directors; and (iii) by all directors and officers of the Company as a group. Unless otherwise indicated below, the person or persons named have sole voting and dispositive power.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


                                           AMOUNT & NATURE
                                            OF BENEFICIAL
               NAME (1)                       OWNERSHIP           PERCENT OF CLASS
  -------------------------------          ---------------        ----------------
  Edward A. Johnson (2)                         633,726                 12.1%

  Michael S. Callison (3)                       406,000                  8.1%

  Gary L. Dreher (4)                            113,800                  2.3%

  Jon E. Jenett (5)                              25,000                   *

  Dr. Lindsey Rosenwald                         282,500                  5.8%

  All officers and Directors as a
  group of (4 persons) (6)                    1,178,526                 21.8%

(1) The addresses of these persons are as follows: Mr. Johnson - 24 South Stonington Road, South Laguna, California 92677; Mr. Callison - 21972 Summerwind Lane, Huntington Beach, CA 92646; Mr. Dreher - 6301 Acacia Hill Drive, Yorba Linda, CA 92686; Mr. Jenett - 8 South Vista de la Luna, South Laguna, CA 92677; Dr. Lindsey Rosenwald -375 Park Avenue, Suite 1501, New York, New York 10152.

(2) Includes presently exercisable options to purchase 300,000 shares of common Stock.

(3) Includes presently exercisable options to purchase 100,000 shares of common stock.

(4) Includes presently exercisable options to purchase 75,000 shares of common stock

(5) Includes preliminary exercisable options to purchase 25,000 shares of common stock.

(6) Includes presently exercisable options to purchase 500,000 shares of common stock owned by all officers and directors.

*     Represents less than 1%

CHANGES IN CONTROL

There are no arrangements known to the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                           MATTERS TO BE ACTED UPON

ITEM 1:  ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualify.

It is intended that each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of each of the four nominees set forth below. There are no material pending legal proceedings against the four nominees listed below. In the event all four nominees are elected, there will be three vacancies on the Board of Directors.

In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for any person nominated at the meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The following table sets forth the name and age of each nominee for director and the year he was first elected as a director.


         NAME                    AGE         DIRECTOR SINCE:
  -------------------            ---         ---------------
  Edward A. Johnson              50                1986

  Gary L. Dreher                 49                1993

  Michael S. Callison            56                1993

  Jon E. Jenett                  43                1995

EDWARD A. JOHNSON, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHAIRMAN OF THE BOARD AND DIRECTOR. Mr. Johnson has been President, Chief Executive Officer, and Chairman of the Board of the Company since co-founding the Company in November 1986. From August 1985 through July 1986, he was Executive Vice President of Behavioral Medicine Corporation, a joint venture between The Voluntary Hospital Association of America and Comprehensive Care Corporation. Mr. Johnson's duties principally included the development of psychiatric and substance abuse programs for hospitals throughout the United States. From 1969 until August 1985, Mr. Johnson was employed in various positions with Comprehensive Care Corporation, a significant provider of management programs for psychiatric disorders and substance abuse. Mr. Johnson's most recent position at Comprehensive Care Corporation was the Executive Vice President of Operations. His principal duties were to develop and implement marketing systems for that company's programs. Mr. Johnson received an M.S. degree in Psychology from Colorado State College in 1966 and is licensed in California as a Marriage and Family Counselor.

GARY L. DREHER, DIRECTOR. Mr. Dreher received his B.S. degree in Microbiology and Lab Technology from California State University in 1971. For the past four years, he has served as Vice President of International Sales for Apotex Scientific, an international distributor network for Esoteric Diagnostic Tests. From 1984 to 1991, he was Vice President of Sales at Ventrex Laboratories, a manufacturer of Diagnostic Tests for medical and biotechnology markets.

MICHAEL S. CALLISON, DIRECTOR.   Mr. Callison joined the Company in 1990
initially as a sales and marketing consultant. During 1994, he was promoted to Vice President of Corporate Development where he has been instrumental in acquiring new management contracts. Mr. Callison received his B.A. degree in Economics from University of Puget Sound, Tacoma, Washington in 1966. From 1984 to 1990, Mr. Callison was a Senior Account Executive for the Hill-Rom Company, responsible for marketing hospital patient room furniture.

JON E. JENETT, DIRECTOR. Mr. Jenett received his B.A. degree in Economics from Harvard College in 1974 and his M.B.A. from Stanford Business School in 1978. For the past five years, he has served as the Chief Financial Officer of Mission Electronics Corporation, a wholesale broker of electronic components. From 1981-1990, he was a partner of Investment Group of Santa Barbara, an investment fund specializing in small public and private companies.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

No person subject to Section 16 of the Exchange Act failed to file a required report on a timely basis.

IDENTIFICATION OF EXECUTIVE OFFICERS

Edward A. Johnson has served as the President, Principal Financial Officer and Chairman of the Board of the Company since November 1986. Additional information concerning Mr. Johnson is set forth above.

FAMILY RELATIONSHIPS

None.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 1994, there were two meetings of the Board of Directors. Each director attended all meetings of the Board of Directors held during the period he was a director. The Board of Directors does not have standing nominating or compensation committees of the Board of Directors but did have an Audit Committee whose members were the Board of Directors, chaired by Gary L. Dreher. There was one meeting of the Audit
Committee during the fiscal year ended December 31, 1994.   The principal
function of the Committee is communication with the independent auditors of the Company.

EXECUTIVE COMPENSATION

The following table sets forth the elements of compensation paid, earned or awarded for the sole executive officer of the Company. All aspects of executive compensation are determined by the Board of Directors.

                                                                        LONG TERM COMPENSATION
                                                                        ----------------------
      ANNUAL COMPENSATION                                                 AWARDS     PAYOUTS
      -------------------                                                 ------     -------

                                                    SUMMARY COMPENSATION TABLE
                                                    --------------------------


                                                        OTHER
  NAME AND                                              ANNUAL        RESTRICTED                    LTIP          ALL OTHER
  PRINCIPAL                                             COMPEN-       STOCK AWARDS     OPTIONS/     PAYOUTS       COMPENSA-
  POSITION       YEAR        SALARY ($)     BONUS ($)   SATION ($)    ($)              SARs (#)     ($)           TION ($)
  ---------      -----       ----------     ---------   ----------    ------------     --------     -----------   ----------
  EDWARD A.      1994         $144,000       $81,213        -               -              -             -        $15,791(1)
  JOHNSON        1993          154,001        31,811        -               -              -             -         10,791(1)
                 1992          139,177        13,280        -               -              -             -          8,626(1)

 #  - NUMBER OF UNITS
 $  - DOLLAR AMOUNTS
(1) - CAR ALLOWANCE AND LIFE INSURANCE PREMIUMS


COMPENSATION PURSUANT TO PLANS

The Company's 1987 Stock Option Plan (the "1987 Plan"), adopted by the Board of Directors on July 28, 1987, and approved by the stockholders on August 28, 1987, provides for the grant to officers, directors, employees and consultants of nonqualified stock options and stock options to employees that qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986. The 1987 Plan terminates on July 28, 1997.

The purpose of the Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company. A maximum of 455,000 shares of the Company's common stock have been reserved for issuance pursuant to the 1987 Plan. Options to purchase 8,000 shares were exercised during fiscal year ended December 31, 1994. There are currently 361,500 shares subject to option outstanding under the 1987 Plan. The 1987 Plan is administered by the Board of Directors, which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions under which they may be exercised.

The exercise price of incentive stock options granted under the 1987 Plan is required to be not less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). The exercise price of nonqualified stock options can be no less than 85% of the fair market value on the date of grant, although the Company does not intend to grant any such stock options at less than fair market value. In the discretion of the Board, the exercise price may be payable in cash, by delivery of a promissory note or in common stock of the Company.

The options are subject to forfeiture upon termination of employment or other relationship with the Company except by reason of death or disability and are nonassignable. Options may be granted for terms up to 10 years (five years in the case of incentive stock options granted to greater than 10% stockholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. Options granted under the 1987 Plan to officers, employees or consultants may be exercised only while the optionee is employed or retained by the Company or within six months after termination of the employment or consulting relationship by reason of death or permanent disability, and three months after termination for any other reason.

On December 31, 1991, the Board of Directors granted additional options under the 1987 Plan to Edward A. Johnson to purchase 27,500 shares and Michael S. Callison to purchase 25,000 shares. The option exercise price is $ .21 per share. The options have a five year term and vest immediately. On August 23, 1993, the Board of Directors granted additional options under the 1987 Plan to Michael S. Callison to purchase 25,000 shares and Gary L. Dreher to purchase 25,000 shares. The option exercise price is $ .30 per share. The options expire July 28, 1997 and vested immediately upon issuance.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning Options/SARs granted during 1994 to the named executives:

                                                                        Potential Realizable Value At
                                                                        Assumed Annual Rates of Stock Price
      Individual Grants                                                 Appreciation For Option Term
      -----------------                                                 -----------------------------------
                             % of Total
                             Options/
                             SARs
                             Granted to
               OPTIONS/      Employees     Exercise or                                          Grant Date
               SARs          in Fiscal     Base Price    Expiration                             Present
    NAME       Granted(#)    Year          ($/Share)     Date          5% ($)       10% ($)     Value ($)*
  ----------   ----------    ----------    ---------     ----------    ------       -------     ----------
  Michael S.
  Callison     50,000        18.18%        $.6375        12/20/99      16,000        28,500       17,500

  Gary L.
  Dreher       50,000        18.18%        $.6375        12/20/99      16,000        28,500       17,500

  Edward A.
  Johnson      50,000        18.18%        $.6375        12/20/99      16,000        28,500       17,500


* Present values were calculated using the Black-Scholes options pricing model which should not be viewed in any way as a forecast of the future performance of the Company's stock. The estimated present value of each stock option is $ .35 based on the following inputs:

      Stock Price (Fair Market Value) at Grant (12/20/94)       $ .75
      Exercise Price                                              .6375
      Expected Option Term                                       5 years
      Risk-Free Interest Rate                                    7.5%
      Stock Price Volatility                                      28%
      Dividend Yield                                               0%

The model assumes: (a) an Expected Option Term of 5 years which reflects the actual life of the option; (b) a Risk-Free Interest Rate that represents the interest rate on a U.S. Treasury Note with a maturity date corresponding to that of the Expected Option Term; and (c) Stock Price Volatility is calculated using quarterly stock prices over the period from January 1, 1994 to December 31, 1994.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table summarizes options and SARs exercised during 1994 and presents the value of unexercised options and SARs held by the named executives at fiscal year end:


                                                                                          VALUE OF
                                                                    NUMBER OF             UNEXERCISED
                                                                    UNEXERCISED           IN-THE-MONEY
                                                                    OPTIONS/SARs AT       OPTIONS/SARs AT
                        SHARES ACQUIRED ON                          FISCAL YEAR-END       FISCAL YEAR-END
  NAME                  EXERCISE (#)          VALUE REALIZED        (#)*                  ($)**
  -------------------   ------------------    --------------        ---------------       ---------------
  Edward A. Johnson              0                  0                   300,000               242,625

  Michael S. Callison            0                  0                   100,000                64,375

  Gary L. Dreher                 0                  0                    75,000                42,375

*     All options are exercisable at fiscal year-end.
** The difference between fair market value at 8/31/95 and the exercise price.

OTHER COMPENSATION

Included in the table above, Mr. Johnson received on December 31, 1991, five year options to purchase 222,500 shares of the Company's common stock. The option exercise price is $ .21 per share. The options have a five year term and vested immediately upon grant. The shares issuable upon exercise of these options are subject to certain restrictions. The Company has also obtained life insurance on the life of Mr. Johnson in the amount of $2,000,000, $1,000,000 for the benefit of the Company and $1,000,000 for the benefit of each of his estate.

COMPENSATION OF DIRECTORS

Directors do not receive compensation for their services although they are entitled to reimbursement for expenses incurred in attending Board meetings. Gary L. Dreher received $8,000 in professional fees for the marketing of hospital contracts during 1994.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The entire Board of Directors is responsible for determining the Chief Executive Officer's compensation. The Board's philosophy has been to offer a stable base salary plus a monthly bonus based on a percentage of corporate monthly profits before income taxes.

The committee's approach to base compensation is to offer competitive salaries in comparison with market practices. However, base salaries have become a relatively smaller element in the total executive officer compensation package as the Company has introduced incentive compensation programs which it believes reinforce strategic performance objectives.

STOCK PERFORMANCE GRAPH

The following graph sets for the cumulative total shareholder return (assuming reinvestment of dividends) to Company's stockholders during the five-year period ended December 31, 1994 as well as the U.S. NASDAQ stock market index and the S&P Hospital Management Index.

The Company does not currently meet the standards required for trading on the NASDAQ exchange, however the Company believes that the securities traded on this exchange most closely resemble its market capitalization.

                              PERFORMANCE GRAPH


                       OptimumCare       S&P Hospital          NASDAQ
                       Corporation     Management Index     Market Index
                       -----------     ----------------     ------------
JAN 1, 1989                100               100                100
DEC 31, 1990                50               104                 82
DEC 31, 1991                38                90                129
DEC 31, 1992                19                67                149
DEC 31, 1993                60               100                171
DEC 31, 1994                88               106                165

Note: The stock performance graph assumes $100 was invested on January 1, 1989.

ITEM 2:  APPROVAL OF 1994 STOCK OPTION PLAN

On December 20, 1994, the Board of Directors of the Company re-adopted and approved, subject to obtaining shareholder approval, the Company's 1994 Stock Option Plan (the "1994 Plan"). The 1994 Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986 ("Code"). The 1994 Plan terminates on December 20, 2004. The purpose of the 1994 Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company. A maximum of 500,000 shares of the Company's common stock have been reserved for issuance pursuant to the 1994 Plan.

The 1994 Plan is administered by a committee made up of the members of the Board of Directors (the "Committee"), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions under which they may be exercised. The exercise price of incentive stock options granted under the 1994 Plan is required to be not less than the fair market value of the common stock on the date of grant (110%) in the case of a greater than 10% shareholder. The exercise price of non-qualified stock options can be no less than 85% of the fair market value on the date of grant. Options may be granted for terms of up to ten (10) years (five (5) years in the case of incentive stock options granted to greater than 10% shareholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with the Company, such optionee's options expire six (6) months after termination of the employment or consulting relationship by reason of death, one (1) year after termination by reason of permanent disability, immediately upon termination for cause and three (3) months after termination for any other reason.

In order to exercise an option granted under the 1994 Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the Committee, by delivering shares of common stock already owned by the optionee and having a fair market value equal to the applicable exercise price; or (iii) such other consideration as may be determined by the Committee and permitted by applicable law.

Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the 1994 Plan. The Committee may at any time discontinue granting options under the 1994 Plan or otherwise suspend, amend or terminate the 1994 Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as it shall deem advisable; except that the committee shall have no authority to make any amendment or modifications to the 1994 Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to the options granted under the 1994 Plan, either in the aggregate or by an optionee; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the term of the 1994 Plan or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the 1994 Plan; or
(v) cause qualified stock options issued under the 1994 Plan to fail to meet the requirements of incentive stock options under Section 422A of the Code. Any such amendment or modification shall be effective immediately, subject to shareholder approval thereof within twelve (12) months before or after the effective date. No option my be granted during any suspension or after termination of the 1994 Plan.

The 1994 Plan is designed to meet the requirements of an incentive stock option plan as defined in Code Section 422A. As a result, an optionee will realize no taxable income for federal income tax purposes, upon either the grant of an incentive stock option under the 1993 Plan or its exercise. If no disposition of the shares acquired upon exercise is made by the optionee within two (2) years from the date of grant or within one (1) year from the date the shares are transferred to him, any gain realized upon the subsequent sale of the shares will be taxable as capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optionee disposes of the shares within the period mentioned above, the optionee will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

The dollar value of Options granted under the 1994 Plan is dependent upon the market price of the Company's common stock, the exercise price and the vesting schedule of the Options. The closing bid price of the Company's common stock as reported by NASDAQ on August 31, 1995 was $1.09. No options to purchase shares of common stock have been exercised under the 1994 Plan during the fiscal year ended December 31, 1994. There are currently 225,000 shares subject to option outstanding under the 1994 plan.

On December 20, 1994, the Board of Directors granted options under the 1994 plan to Edward A. Johnson, Michael S. Callison and Gary L. Dreher to each purchase 50,000 shares at an exercise price of $.6375 per share. The options expire December 20, 1999.

On August 8, 1995, the Board of Directors granted options under the 1994 plan to Jon E. Jenett to purchase 25,000 shares at an exercise price of $.93 per share. The options expire August 8, 2000.

VOTE REQUIRED

The approval of the 1994 Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock present or represented at the meeting.

ITEM 3:  OTHER MATTERS

Except for the matter referred to in the accompanying Notice of Annual Meeting, the Board of Directors does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or persons acting under the Proxy.

                          INDEPENDENT PUBLIC ACCOUNTS


The Company's independent public accountant is Ernst & Young. Representatives of that firm are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Ernst & Young has been selected as the Company's independent public accountants for the fiscal year ending December 31, 1995.


                                ANNUAL REPORT

The annual report to stockholders covering the Company's fiscal year ended December 31, 1994, is being mailed to stockholders with this proxy.


                             STOCKHOLDER PROPOSALS

From time to time, stockholders may present proposals which may be proper subjects for inclusion in the Proxy Statement and form of Proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Since the Company anticipates that the next Annual Meeting of Stockholders will be held on or about August 30, 1996, and that Proxy material relating to that meeting will be mailed to stockholders on or about July 15, 1996, stockholders' proposals intended to be included in the Company's next Annual Meeting of the Stockholders must be received at the Company's offices, 30011 Ivy Glenn Drive, Laguna Niguel, California 92677, by no later than March 17, 1996. Any such proposals, as well as any questions relating thereto, should be directed to the President of the Company.


                       REQUEST TO RETURN PROXIES PROMPTLY

A Proxy is enclosed for your use. Please mark, date, sign and return the Proxy at your earliest convenience. The Proxy requires no postage if mailed in the United States in the postage paid envelope provided. A prompt return of your Proxy will be appreciated.


                                         By Order of the Board of Directors


                                         Edward A. Johnson, President
                                         October 10, 1995

                            OPTIMUMCARE CORPORATION
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      KNOW ALL MEN BY THESE PRESENTS: That the undersigned stockholder of OptimumCare Corporation (the "Company") hereby constitutes and appoints Edward
A. Johnson and Richard H. Bruck, with power of substitution, as attorneys and proxies, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 1301 Dove Street, 10th Floor, Newport Beach, California 92660, on December 5, 1995 at 10:00 A.M., local time, and at any adjournment or adjournments thereof, upon the following:

1. To elect four directors as follows: Edward A. Johnson, Gary L. Dreher, Michael S. Callison and Jon E. Jenett.

      [ ]  FOR all nominees listed       [ ]  VOTE WITHHELD
           above, except those                as to all nominees named above
           listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

--------------------------------------------------------------------------------
2.    To consider and vote to approve the 1994 Stock Option Plan.

            FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

3. To vote with discretionary authority on such other business as may properly come before the meeting.


                          (To be signed on other side)




THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS.

                             Please mark, date and sign your name exactly as it appears on the envelope and return this proxy as promptly as possible in the postage-paid envelope provided:

                             DATED:
                                   -------------------------------------------


                             -------------------------------------------------
                                                (SIGNATURE)


                             -------------------------------------------------
                                       (SIGNATURE, IF JOINTLY HELD)


                             -------------------------------------------------
                                              (PRINT NAME HERE)


                                      PLEASE CHECK IF YOU ARE PLANNING
                                         TO ATTEND THE MEETING ____